SSGA Active Trust

Supplement dated May 14, 2015

to the

Prospectus dated October 31, 2014, as supplemented

SPDR® Blackstone / GSO Senior Loan ETF (the “Fund”)

1.)	On page 31 of the Prospectus in the Fund’s Summary section, the “PORTFOLIO MANAGERS” subsection of the “PORTFOLIO MANAGEMENT” section is hereby deleted in its entirety and replaced with the following:

PORTFOLIO MANAGERS

The professionals at the Sub-Adviser primarily responsible for the day-to-day management of the Portfolio and, as a result, the Fund are Lee M. Shaiman and Gordon McKemie.

Lee M. Shaiman is a Managing Director of the Sub-Adviser and lead Portfolio Manager of the Fund.

Gordon McKemie is a Vice President of the Sub-Adviser and Portfolio Manager of the Fund.

2.)	On page 59 of the Prospectus, information pertaining to Daniel T. McMullen in the Fund specific portion of the “PORTFOLIO MANAGERS” subsection of the “MANAGEMENT” section is hereby deleted in its entirety and replaced with the following:

Gordon McKemie is a Vice President and a junior portfolio manager of the Sub-Adviser and serves as a Portfolio Manager of the Fund. Mr. McKemie is also responsible for the evaluation and ongoing analysis of primary and secondary fixed income investments across multiple industries. Prior to joining GSO, Mr. McKemie was an Associate in Leveraged

Finance at Citigroup and an Assistant Vice President in high yield research at Barclays Capital. He began his career at Lehman Brothers.

Mr. McKemie received a B.B.A. from Goizueta Business School at Emory University. Mr. McKemie has earned the right to use the Chartered Financial Analyst designation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SRLNPROSUPP1

SSGA Active Trust

Supplement dated May 14, 2015

to the

Statement of Additional Information (“SAI”) dated October 31, 2014, as supplemented

SPDR® Blackstone / GSO Senior Loan ETF (the “Fund”)

1.)	On page 30 of the SAI, reference to Daniel T. McMullen in the table listing the Fund’s portfolio managers is hereby deleted and replaced with Gordon McKemie.

2.)	On page 31 of the SAI, information pertaining to Daniel T. McMullen in the table listing other accounts managed by the Fund’s portfolio managers is hereby deleted in its entirety and replaced with the following information:

Portfolio Manager and Member of the Investment Committee	Registered Investment Company Accounts	Assets Managed (billions)*	Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts	Assets Managed (billions)	Total Assets Managed (billions)
Gordon McKemie**	3	$1.9	0	$0.0	0	$0.0	$1.9

*	There are no performance fees associated with these portfolios.
**	As of March 31, 2015.

3.)	On page 32 of the SAI, information pertaining to Daniel T. McMullen in the table listing Fund Shares beneficially owned by the Fund’s portfolio managers is hereby deleted in its entirety and replaced with the following information:

Portfolio Manager	Dollar Range of Trust Shares Beneficially Owned
Gordon McKemie*	None

*	As of March 31, 2015.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SRLNSAISUPP1